UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2016

NexPoint Multifamily Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-200221	46-4106316
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)

(972) 628-4100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Dealer Manager Agreement

On March 23, 2016, NexPoint Multifamily Realty Trust, Inc. (the “Company”), upon the unanimous approval of its board of directors, including its independent directors, amended the Dealer Manager Agreement (the “Amended Dealer Manager Agreement”), dated August 10, 2015, by and among the Company, NexPoint Real Estate Advisors II, L.P., the Company’s advisor, and Highland Capital Funds Distributor, Inc., the dealer manager for the Public Offering (as defined below). The Amended Dealer Manager Agreement amended the original dealer manager agreement to reduce the dealer manager fee from 3.0% to 1.0% of gross proceeds from the sale of Class A shares and Class T shares, reduce the payment of organization and offering expenses from 1.5% to 1.0% of gross proceeds from the sale of Class A shares and Class T shares and to change the definition of “Minimum Offering” therein to account for the reduced minimum offering requirement.

The material terms of the Amended Dealer Manager Agreement are qualified in their entirety by the Amended Dealer Manager Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

The Company commenced its initial public offering of up to $1,100,000,000 in shares of its common stock on August 12, 2015 (the “Public Offering”). The terms of the Public Offering required the Company to deposit all subscription proceeds in escrow pursuant to the terms of the Company’s amended and restated escrow agreement with UMB Bank, N.A., until the date that the Company received subscriptions aggregating at least $2,000,000 in shares of the Company’s common stock (in any combination of Class A shares or Class T shares), including subscriptions from the Company’s directors, officers and affiliates and the Company’s advisor and its affiliates). As of March 24, 2016, the Company had satisfied the minimum offering requirement, including a subscription of $2,000,000 from an affiliate of the Company’s advisor and the Company’s president, James Dondero. As of March 24, 2016, the Company had accepted investors’ subscriptions for and issued 217,391 shares of the Company’s Class A common stock in the Public Offering, resulting in gross offering proceeds of approximately $2,000,000.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment No. 1 to the Dealer Manager Agreement, by and among NexPoint Multifamily Realty Trust, Inc., NexPoint Real Estate Advisors II, L.P. and Highland Capital Funds Distributor, Inc., dated March 23, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NexPoint Multifamily Realty Trust, Inc.

Dated: March 25, 2016	By:	/s/ Brian Mitts
	Name:	Brian Mitts
	Title:	Chief Financial Officer, Executive Vice President-Finance, Treasurer and Director